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                          NUCLEAR RESEARCH CORPORATION

                WARRANT TO PURCHASE 5,000 SHARES OF COMMON STOCK

                   VOID AFTER 5:00 P.M., PHILADELPHIA TIME, ON
                                JANUARY 14, 2004


         This certifies that, for value received, EARL M. POLLOCK and DOROTHY POLLOCK, as tenants by the entireties, or registered assigns (collectively, the "Warrant Holder") is entitled to purchase from NUCLEAR RESEARCH CORPORATION, a Pennsylvania corporation (the "Company"), at any time from the date hereof until 5:00 p.m., Philadelphia time, on January 14, 2004 at an exercise price of $117.03 per share (the "Warrant Price"), Five Thousand (5,000) shares of the Company's Common Stock, stated value $5.00 per share (the "Warrant Shares"). The number of Warrant Shares and the Warrant Price shall be subject to adjustment from time to time as set forth below.

         1.       Exercise of Warrant.

                  a. This Warrant may be exercised in whole at any time or in part, from time to time, as hereinafter provided, by presenting this Warrant with the Exercise Form attached hereto duly executed and by making simultaneous payment of the Warrant Price at the principal office of the Company, 125 Titus Avenue, Warrington, Pennsylvania 18976, or such other place as the Company may designate in writing to the Warrant Holder. Payment of such price shall be made at the option of the Warrant Holder in cash or by check.

                  b. Any partial exercise of this Warrant must be in multiples of 1,000 Warrant Shares. No other partial exercise shall be effective and shall be null and void.

                  c. Upon any partial exercise of this Warrant, there shall be issued to the Warrant Holder a new Warrant in respect of the Warrant Shares as to which this Warrant shall not have been exercised. This Warrant may be exchanged at the office of the Company by surrender of this Warrant properly endorsed for one or more new Warrants of the same aggregate number of Warrant Shares as are evidenced by the Warrant exchanged. This Warrant is transferrable at the office of the Company in the manner and subject to the limitations set forth below.

         2. No Rights as Shareholder Prior to Issuance of Stock Certificates. No rights or privileges of a shareholder of the Company in respect to any of the Warrant Shares shall inure to the Warrant Holder, or any other person entitled to exercise this Warrant as herein provided, unless and until stock certificates representing such Warrant Shares shall have been issued and delivered by the Company hereunder.




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         3.       Adjustments.

                  a. In the event that, prior to delivery by the Company of all of the Warrant Shares, there shall occur an increase or decrease in the number of shares of Common Stock of the Company issued and outstanding as a result of a subdivision or consolidation of shares or other capital adjustment, or the payment of a stock dividend or other increase or decrease in such shares, effected without receipt of consideration by the Company, then, in any such event, the remaining number of Warrant Shares still subject to this Warrant and the Warrant Price therefor shall be adjusted in a manner determined by the Board of Directors of the Company such that the adjusted number of Warrant Shares and the adjusted Warrant Price shall be the substantial equivalent of the number of Warrant Shares still subject to this Warrant and the Warrant Price thereof prior to such change.

                  b. In the event that the Company shall propose to take any action of the type described in Section 3(a) above, then the Company shall give notice to the Warrant Holder, which notice shall specify the record date, if any, with respect to any such action and the date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the amount or type of securities or other property issuable upon conversion. In the case of any action which would require the fixing of a record date, such notice shall be given at least twenty (20) days prior to the date so fixed, and in the case of all other actions, such notice shall be given at least thirty (30) days prior to the taking of such proposed action.

                  c. If so requested by the Warrant Holder, the Company shall, within one hundred twenty (120) days after the end of each of its fiscal years, deliver to the Warrant Holder a certificate of the independent public accountants for the Company: (i) setting forth the number of shares of Common Stock, or the kind and amount of any securities or property other than shares of Common Stock, for which this Warrant is exercisable; and (ii) setting forth in reasonable detail the facts requiring any adjustments made during such fiscal year.

         4. Reservation of Shares. The Company covenants and agrees that all shares of Common Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof (other than taxes in respect of any transfer occurring contemporaneously with such issuance) other than any applicable withholding taxes. The Company further covenants and agrees that, during the period within which rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant, and will at its expense expeditiously upon each such reservation of shares of Common Stock use its best efforts to procure the listing thereof (subject to issuance or notice of issuance) on any stock exchanges (including NASDAQ National Market System) on which shares of the Common Stock are then listed.



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         5.       Restrictions on Transferability.

                  a. The Warrant Holder has been advised and understands that this Warrant and the Warrant Shares issuable upon the exercise hereof have not been registered under the Securities Act of 1993, as amended (the "Act"), are "Restricted Securities" within the meaning of Rule 144 under the Act, and are subject to restrictions on transfer, and that the Company is under no obligation to register this Warrant or the Warrant Shares under the Act or to take any action which would make available to the Warrant Holder any exemption from such registration. The Warrant Holder and any holders of Warrant Shares, by acceptance hereof and thereof, agree not to transfer or otherwise dispose of this Warrant or the Warrant Shares except in compliance with the Act and other applicable securities laws, and then only against receipt of an agreement of the transferee to comply with the provisions of this Section 5 with respect to any resale or other disposition of such securities.

                  b. The Warrant Shares shall contain an appropriate legend concerning restrictions set forth in Section 5a, above.

         6. Severability. In the event that one or more of the provisions of this Warrant shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Warrant, but this Warrant shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

         7. Governing Law. This Warrant shall be governed and construed in accordance with the laws of the Commonwealth of Pennsylvania.

         8. Captions. The captions used in this Warrant are for convenience only; they form no part of this Warrant and shall not affect its interpretation.

         9. Notices. Any notice required by the provisions of this Warrant to be given to the holders of this Warrant or of the Warrant Shares shall be deemed given if deposited in the United States mail, first class postage prepaid, and addressed to each holder of record at his or her address appearing on the books of the Company.

                                             NUCLEAR RESEARCH CORPORATION


                                             By:      /s/ Carl Katz
                                                ----------------------------
                                                      Carl Katz
                                                      Chief Financial Officer

                                             Dated as of January 14, 1999



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                                  EXERCISE FORM

                  [To Be Signed Only Upon Exercise of Warrant]



To Nuclear Research Corporation:

         The undersigned, the Warrant Holder of the enclosed Warrant, hereby irrevocably elects to transfer the purchase right represented by such Warrant for, and to purchase thereunder * shares of the Common Stock of Nuclear Research Corporation and herewith makes payment to Nuclear Research Corporation of $ therefor, and requests that the certificate or certificates for such shares be issued in the name of and delivered to the undersigned.

Dated:
      ----------                                ------------------------------
                                                [SIGNATURE MUST CONFORM IN ALL
                                                RESPECTS TO NAME OF HOLDER AS
                                                SPECIFIED ON THE FACE OF THE
                                                WARRANT]

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                                                ------------------------------
                                                Address


                                                ------------------------------
                                                Tax Identification No.



*Insert the number of shares of the Common Stock of Nuclear Research Corporation as to which the Warrant is being exercised without making any adjustment for any stock or other securities or property or cash which, pursuant to the adjustment provisions of the Warrant, may be deliverable upon exercise.